                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  August 1, 1996


                           Foamex-JPS Automotive L.P.
                         Foamex-JPS Capital Corporation
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



     Delaware                          33-82028                    13-3770906
     Delaware                          33-82028-01                 13-3770901
- --------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
of corporation)                                              Identification No.)


1000 Columbia Avenue
Linwood, PA                                                           19061
- --------------------------------------------------------------------------------
(Address of Principal                                              (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000
               ---------------------------------------------------


                                      n/a
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On June 11, 1996, PFI Subsidiary, Inc. ("Newco"), PFI Acquisition Corp. ("PFI Acquisition"), Jody B. Vitale, Perfect Fit Industries, Inc., a wholly-owned subsidiary of General Felt Industries, Inc. ("Perfect Fit"), General Felt Industries, Inc., a wholly-owned subsidiary of Foamex L.P. ("General Felt"), and Foamex L.P., a 98% owned equity investee of Foamex-JPS Automotive L.P. ("FJPS"), entered into an Agreement and Plan of Merger, as amended, (the "Agreement") pursuant to which PFI Acquisition would acquire all of the outstanding shares of capital stock of Perfect Fit through the merger of Newco with and into Perfect Fit.

     On August 1, 1996 (the "Closing Date"), Newco was merged into Perfect Fit and PFI Acquisition acquired all of the outstanding stock of Perfect Fit. Also, on or prior to the Closing Date, (1) Perfect Fit distributed certain assets to General Felt and Foamex L.P. and General Felt assumed certain liabilities of Perfect Fit and (2) Foamex L.P. contributed Perfect Fit's intercompany loan and accrued interest thereon of approximately $75.4 million to General Felt which in turn contributed the same to Perfect Fit.

     In accordance with the Agreement, on the Closing Date, PFI Acquisition paid General Felt $45.4 million ("Purchase Price") in cash consideration for the merger. In addition, Perfect Fit made approximately $2.0 million of payments against its intercompany loan with Foamex L.P. The Agreement provides that the Purchase Price is subject to adjustment for changes in the net assets, as defined, of Perfect Fit. Such adjustment to the Purchase Price will be determined after completion of a closing balance sheet of Perfect Fit as of the Closing Date, and pursuant to the Agreement, any unresolved dispute concerning an adjustment to the Purchase Price will be subject to binding arbitration.

     In the Agreement, Foamex L.P. and certain of its subsiaries ("Foamex") made various representations and warranties as to Perfect Fit, and Foamex has agreed to indemnify PFI Acquisition for any breaches thereof. Such indemnification provisions cover, among other matters, breaches of agreements and covenants of Foamex contained in the Agreement and certain other agreements and certain liabilities arising from environmental and other matters. Pursuant to the Agreement, Foamex International Inc. and its affiliates agreed not to compete with Perfect Fit for a period of three years from the Closing Date.

     On the Closing Date, Foamex entered into an agreeent relating to the sale of products to Perfect Fit.

     On the Closing Date, Foamex repaid $12.0 million of outstanding bank term loan borrowings. Also, Foamex intends to use the remaining net proceeds to offer to redeem the Foamex L.P. 9 1/2% Senior Secured Notes due 2000 (the "Senior Secured Notes").

Item 5.  Other Events

    None.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma and Restated Historical Financial Information

         The following pro forma and restated historical condensed consolidated financial statements filed with this report:

     Pro forma condensed consolidated balance sheet as of March 31, 1996

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                  Historical condensed consolidated statements of operations restated for discontinued operations:

                  o         Year ended December 31, 1995
                  o         Thirteen weeks ended March 31, 1996

         The pro forma condensed consolidated balance sheet of FJPS as of March 31, 1996 reflects the financial position of FJPS after giving effect to the disposition of the net assets of Perfect Fit as discussed in Item 2 and assumes the disposition took place on March 31, 1996. Such pro forma financial statements also include the effects of the repayment of $12.0 million of bank term loan borrowings of Foamex L.P. and the redemption of approximately $31.1 million Senior Secured Notes at a redemption price of 101% of face value. The historical condensed consolidated statements of operations for the year ended December 31, 1995 and the thirteen weeks ended March 31, 1996 have been restated to reflect discontinued operations associated with the sale of Perfect Fit. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of FJPS's results of operations for the periods presented that would have actually resulted had the transactions occurred at the beginning of such periods, or FJPS's results of operations for any future period.

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
                              as of March 31, 1996

                                                                                   Pro Forma
ASSETS                                                       FJPS (1)             Adjustments(2)          Total
                                                            ---------             --------------       --------
                                                                                   (thousands)
  CASH                                                       $      2               $      -           $      2

  INVESTMENT IN UNCONSOLIDATED
   LIMITED PARTNERSHIPS                                       155,970                (41,550)           114,420

  DEBT ISSUANCE COSTS, NET                                      3,984                      -              3,984

  OTHER ASSETS                                                      -                      -                  -
                                                             --------               --------           --------
  TOTAL ASSETS                                               $159,956               $(41,550)          $118,406
                                                             ========               ========           ========
LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

  INTERCOMPANY PAYABLE                                       $     59               $      -           $     59

  LONG-TERM DEBT - EQUITY AFFILIATE                            46,227                      -             46,227

  LONG-TERM DEBT                                               72,928                      -             72,928
                                                             --------               --------           --------
  TOTAL LIABILITIES                                           119,214                      -            119,214
                                                             --------               --------           --------
  COMMITMENTS AND CONTINGENCIES                                     -                      -                  -
                                                             --------               --------           --------
PARTNERS' EQUITY (DEFICIT):
  General partner                                                 508                   (415)                93
  Limited partner                                              54,474                (41,135)            13,339
  Other                                                       (14,240)                     -            (14,240)
                                                             --------               --------           --------
   Total Partners' Equity (Deficit)                            40,742                (41,550)              (808)
                                                             --------               --------           --------
  TOTAL LIABILITIES AND PARTNERS' EQUITY (DEFICIT)           $159,956               $(41,550)          $118,406
                                                             ========               ========           ========

    See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
                        FOOTNOTES TO PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                             (dollars in thousands)

(1) Represents the historical consolidated balance sheet of Foamex-JPS Automotive L.P. ("FJPS") as of March 31, 1996.

(2) Represents FJPS's proportionate share on the loss on the sale of Perfect Fit:

       Estimated loss on sale of Perfect Fit including extraordinary loss associated with the early extinguishment of debt with net
        proceeds from the sale                                           42,398

       FJPS's equity in the loss                                             98%
                                                                        --------
        Total                                                           $41,550
                                                                        =======
       Allocation of 1% to General Partner                              $   415

       Allocation of 99% to Limited Partner                              41,135
                                                                        -------
        Total                                                           $41,550
                                                                        =======

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                for the Year Ended December 31, 1995 (unaudited)
                                   (thousands)

                                                              FJPS (1)             Adjustments(2)          Total
                                                              --------             --------------          -----
Interest and debt issuance expense                           $  9,646                $       -            $  9,646

Other expense                                                     (85)                       -                 (85)
                                                             --------                ---------            ---------
Loss before equity in earnings
  of unconsolidated limited partnership                        (9,731)                       -              (9,731)

Equity in earnings of unconsolidated
  limited partnership                                         (42,700)                 (10,742)            (31,958)
                                                             --------                ---------            --------
Loss from continuing operations                               (52,431)                 (10,742)            (41,689)

Equity in operating loss from
  discontinued operations                                           -                   10,742             (10,742)
                                                             --------                ---------            --------
Net loss                                                     $(52,431)               $       -            $(52,431)
                                                             ========                =========            ========

     See accompanying notes to Historical Condensed Consolidated Statements of Operations (Restated)

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
             for the thirteen weeks ended March 31, 1996 (unaudited)
                                   (thousands)

                                                             FJPS (1)                Adjustments(2)         Total
                                                             --------                --------------         -----
Interest and debt issuance expense                           $ 2,666                    $     -            $ 2,666
                                                             -------                    -------            -------

Loss before equity in earnings
  of unconsolidated limited partnership                       (2,666)                         -             (2,666)

Equity in earnings of unconsolidated
  limited partnership                                         12,896                       (330)            12,566
                                                             -------                    -------            -------

Income from continuing operations                             10,230                       (330)             9,900

Equity in operating income from
  discontinued operations                                          -                        330                330
                                                             -------                    -------            -------

Net income                                                   $10,230                    $     -            $10,230
                                                             =======                    =======            =======


     See accompanying notes to Historical Condensed Consolidated Statements of Operations (Restated)

                    FOAMEX-JPS AUTOMOTIVE L.P. AND SUBSIDIARY
                        FOOTNOTES TO HISTORICAL CONDENSED
                CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                             (dollars in thousands)

(1) Represents the historical condensed consolidated statements of operations of FJPS for the period indicated.

(2) Represents FJPS's proportionate share of Foamex L.P.'s loss from discontinued operations:

                                                                   Year Ended              13 Week Period
                                                                December 31, 1995        Ended March 31, 1996
                                                                -----------------        --------------------
    Perfect Fit's loss from continuing operations                   $ (8,559)                   $ 624

    Elimination of Perfect Fit's intercompany interest
      expense offset by an allocation of corporate expense
      based on the debt Foamex L.P. intends to retire from
      the proceeds from the sale of Perfect Fit                       (2,402)                    (961)
                                                                    --------                    -----
    Total                                                            (10,961)                    (337)

    FJPS's equity in the earnings (loss)                                  98%                      98%
                                                                    --------                    -----
    Total                                                           $(10,742)                   $(330)
                                                                    ========                    =====
Exhibits

    2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B.
         Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc., and Foamex L.P. Incorporated herein by reference from the Foamex - JPS
         Automotive L.P. Form 8-K reporting an event which occurred on June 11, 1996.*

- ---------------------
* Incorporated herein by reference to Form 8-K Current Report of Foamex-JPS Automotive L.P. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FOAMEX-JPS AUTOMOTIVE L.P.



Date:  August 12, 1996                      By:    /s/ Kenneth R. Fuette
                                               --------------------------------
                                            Name:  Kenneth R. Fuette
                                            Title: Chief Financial Officer and
                                                   Chief Accounting Officer



                                            FOAMEX-JPS CAPITAL CORPORATION



Date: August 12, 1996                       By:    /s/ Kenneth R. Fuette
                                               ---------------------------------
                                            Name:  Kenneth R. Fuette
                                            Title: Chief Financial Officer and
                                                   Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit                                                                    Page
- -------                                                                    ----

  2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc., and Foamex L.P. Incorporated herein by reference from the Foamex-JPS Automotive L.P. Form 8-K reporting an event which occurred on June 11, 1996.*

- --------------------

* Incorporated herein by reference to Form 8-K Current Report of Foamex-JPS Automotive L.P. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.